UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2021 (the “Effective Date”), Newmark Group, Inc. (the “Company” or “Newmark”) awarded to Howard W. Lutnick, the Company’s Chairman and principal executive officer, a one-time $50 million bonus award (the “Lutnick Award”) in consideration of his efforts in delivering superior financial results. These efforts included his management of the Company and success in creating value for the Company’s stockholders in connection with structuring, hedging, and monetizing the Nasdaq, Inc. common stock (the “Nasdaq Shares”) held by the Company and the significant amount of income earned by the Company related to these activities and the significant increase in value of such Nasdaq Shares over time.

The Lutnick Award was granted pursuant to a Retention Bonus Agreement, dated as of December 28, 2021, between Mr. Lutnick and the Company (the “Bonus Agreement”). Under the Bonus Agreement, the Lutnick Award will consist of an aggregate cash payment of $50 million, payable as follows: $20 million within three (3) days of the Effective Date, and $10 million within thirty (30) days following vesting on each of the first, second and third anniversaries of the Effective Date. Any entitlement to future amounts not vested will be forfeited immediately if, prior to the applicable anniversary date, Mr. Lutnick ceases to serve as the Company’s Chairman and principal executive officer, unless Mr. Lutnick ceasing to serve in such capacities occurs pursuant to a “Vesting Termination,” as that term is defined in the Bonus Agreement. The Bonus Agreement describes a “Vesting Termination” as (i) a termination of Mr. Lutnick’s employment by the Company without “Cause” (as that term is defined in the Bonus Agreement) or (ii) an involuntary removal of the Executive from the position of Chairman of the Board on or after the occurrence of a Change in Control (as that term is defined in the Change of Control Agreement dated as of December 13, 2017 by and between Mr. Lutnick and the Company (the “Control Agreement”) as previously filed with the Securities and Exchange Commission). The Bonus Agreement provides that Mr. Lutnick ceasing to serve as the Company’s Chairman and principal executive officer pursuant to his death or disability does not constitute a Vesting Termination. In the event that Mr. Lutnick ceases to serve as the Company’s Chairman and principal executive officer pursuant to a Vesting Termination, any amounts not vested will immediately become fully vested. The provisions of the Control Agreement do not apply to the Lutnick Award. A copy of the Bonus Agreement is attached hereto as Exhibit 10.1.

The Lutnick Award and Bonus Agreement were approved by the Compensation Committee of Newmark’s board of directors after careful consideration of Mr. Lutnick’s contributions to the Company’s recent financial growth and success. The terms were finalized following an extensive process involving multiple meetings of the Committee and its independent advisors during which the Committee evaluated reports and analyses prepared by the Committee’s independent compensation consultant. Mr. Lutnick did not participate in these meetings. Among the factors considered was Mr. Lutnick’s critical role in the value created for Newmark and its stockholders in connection with the Nasdaq Share transactions described in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2020 under the heading “Item 13 — Certain Relationships and Related Transactions and Director Independence — Nasdaq Monetization Transactions” (collectively, the “Nasdaq Stock Transactions”). The Committee concluded that the skillful execution of the Nasdaq Stock Transactions has been a critical part of fortifying the Company’s balance sheet, including allowing the Company to access capital more readily, and at a lower cost, than would have been possible without the skilled execution of the Nasdaq Stock Transactions. The Committee further concluded that it believes the Company’s balance sheet positions it for future success. The Committee further considered Mr. Lutnick’s leadership of the Company in making the award.

After arriving at the total amount of the Lutnick Award, the Committee determined that retaining Mr. Lutnick’s continued leadership in the capacities of the Company’s Chairman and principal executive officer was important to Newmark’s continued success and future prospects. Accordingly, the Committee deferred the majority of the payments under the Bonus Agreement, requiring that such payments be subject to Mr. Lutnick’s continued service in those capacities. The Committee viewed this retentive element to be an essential component of the Lutnick Award.

Mr. Lutnick’s separate year-end bonus compensation for 2021 will be disclosed in the Company’s proxy statement or Annual Report on Form 10-K/A in accordance with its regular practices.

The foregoing description of the Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Discussion of Forward-Looking Statements about Newmark

Statements in this document and the attached press release regarding Newmark that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, Newmark undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Retention Bonus Agreement by and between Howard W. Lutnick and Newmark Group, Inc. dated as of December 28, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: December 30, 2021	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman

[Signature Page to Form 8-K dated December 30, 2021, regarding Lutnick Bonus and Retention Bonus Agreement]